Reconciliation of movement in net borrowings	6 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Reconciliation of movement in net borrowings	Reconciliation of movement in net borrowings

	Six months ended 31 December 2022	Six months ended 31 December 2021
	£ million	£ million
Net increase/(decrease) in cash and cash equivalents before exchange	589	(888)
Net (increase)/decrease in bonds and other borrowings(1)	(1,508)	729
Net increase in net borrowings from cash flows	(919)	(159)
Exchange differences on net borrowings	(50)	(31)
Other non-cash items(2)	(63)	(32)
Net borrowings at beginning of the period	(14,137)	(12,109)
Net borrowings at end of the period	(15,169)	(12,331)
(1)    In the six months ended 31 December 2022, net increase in bonds and other borrowings excludes £2 million cash outflow in respect of derivatives designated in forward point hedges (2021 – £2 million).
(2)    In the six months ended 31 December 2022, other non-cash items were principally in respect of the reclassification of cash and cash equivalents in Guinness Cameroon S.A. to assets and liabilities held for sale. In the six months ended 31 December 2021, other non-cash items were principally in respect of additional leases entered into during the period.

In the six months ended 31 December 2022, the group issued bonds of $2,000 million (£1,788 million- net of discount and fee) consisting of $500 million 5.2% fixed rate notes due 2025, $750 million 5.3% fixed rate notes due 2027 and $750 million 5.5% fixed rate notes due 2033, and repaid bonds of $300 million (£254 million). In the six months ended 31 December 2021, the group repaid bonds of €900 million (£769 million).
All bonds and commercial papers issued by Diageo plc's 100% owned subsidiaries are fully and unconditionally guaranteed by Diageo plc.